UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2007
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

127 Flynt Road
Laurel, Mississippi	39443

(Address of principal executive offices)	(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
225 N. 13th Avenue, Laurel, Mississippi, 39440
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 25, 2007, upon the recommendation of the Compensation Committee of the Registrant’s Board of Directors, the Board adopted a Bonus Award Program for the Registrant’s salaried employees and accounting trainees effective November 1, 2006. If the Registrant meets net income per share and minimum return on average stockholders’ equity goals for the fiscal year ended October 31, 2007, the program provides for the award of bonuses to eligible participants equal to a percentage of their base salary. The total award a participant can receive has two components: a percentage based on the Registrant’s earnings per share, and a percentage based on the Registrant’s operational performance. The fiscal 2007 program is substantially similar to the program that was in effect for fiscal 2006, which was filed as Exhibit 10 to the Registrant’s Current Report on Form 8-K filed February 28, 2006, except that the Board increased from 100% to 150% the percentage of base salary that the Chief Executive Officer, Joe F. Sanderson, Jr., can potentially earn under the program. A copy of the Bonus Award Program is filed herewith as Exhibit 10 and is incorporated herein by reference.
Also on January 25, 2007, upon the recommendations of the Compensation Committee, the Registrant’s Board of Directors: (1) ratified a 2% cost of living increase for fiscal 2007 for all of the Registrant’s salaried employees, including the executive officers, which took effect on January 1, 2007 and (2) ratified the payment of certain miscellaneous items of compensation during fiscal 2006 to the Registrant’s executive officers, as follows:

	Joe F. Sanderson,		D. Michael	James A.
	Jr.,	Lampkin Butts,	Cockrell,	Grimes,
Type	Chairman & CEO	President & COO	Treasurer &CFO	Secretary
Personal Use of Company Aircraft	$23,098	$158	$0	$0
Reimbursement of Estimated Income Tax Liability	12,139	0	0	0
401(k) Plan Matching Contribution	7,000	7,000	7,000	6,407
Life Insurance	204	204	204	204
Income Tax Preparation	300	0	0	0

Total	$42,741	$7,362	$7,204	$6,611

Each of these amounts were previously disclosed in the Registrant’s definitive proxy statement on Schedule 14A filed January 19, 2007.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) The following exhibit is filed with this Current Report:

Exhibit No.	Description
10	Sanderson Farms, Inc. Bonus Award Program effective November 1, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SANDERSON FARMS, INC.
(Registrant)

Date: January 29, 2007	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10	Sanderson Farms, Inc. Bonus Award Program effective November 1, 2006.